STOCK  ORDER  FORM                                  NEOSURG  TECHNOLOGIES,  INC.
                                                 17300 El Camino Real, Suite 110
                                                          Houston,  Texas  77058

Note: Please read the Stock Order Form Guide and Instructions attached to this form before completion.

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DEADLINE
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The  Offering ends at 4:00 p.m., _____ Texas time, on _______ _____, 2000.  Your
Stock  Order Form and Certification form, properly executed and with the correct payment,  must  be  received  at  the address on the bottom of this form by this deadline  or it may be considered void.  Faxes or copies of these Forms will not be  accepted.
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NUMBER  OF  SHARES
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                 (1)  Number of Shares       Price Per Share
                 (2)  Total Amount Due
  -------------                                                 -------------
  |           |                                                 |$          |
  -------------      X        $6.75              =              -------------
                          (minimum 300)

The  minimum  number of shares that may be subscribed for is 300 and the maximum individual  purchase  is  _____  shares  in  the  Offering.
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Method  of  Payment                         Purchaser  Information
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(3) ___    Enclosed is a check, bank draft or money      (4) ___     Check  here
           if you are a  director,  officer or employee of NeoSurg Technologies,
           Inc. or order  payable to NeoSurg Technologies, Inc. a member of such person's immediate  family.
           for  $_______________  (or  cash  if
           presented  in  person)

Payments will be deposited in an Escrow Account with First Community Bank, N.A.,
Houston, Texas. Payment by check, cash, money order or withdrawals from non-certificate accounts will earn interest in the Escrow Account until the stock offering closes.

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
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STOCK  REGISTRATION
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
(5)  Form of stock ownership
     ____ Individual             ____ Uniform Transfer to Minors   ____ Partnership
     ____ Joint Tenants (WROS)   ____ Uniform Gift to Minors       ____ Individual Retirement Account
     ____ Tenants in Common      ____ Corporation                  ____ Fiduciary/ Trust (Under Agreement Dated__________)
(6)  Name (Please Print Clearly)____________________________    Social Security or Tax. I.D. ________________________
     Name __________________________________________________    Daytime Telephone ___________________________________
     Street Address ________________________________________    Evening Telephone ___________________________________
     City _______________ State ______ Zip Code ____________    County of Residence _________________________________

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NASD  AFFILIATION  (This  section only applies to those individuals who meet the delineated  criteria.)
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_____     check  here  if  you  are  a  member  of  the  National Association of
Securities Dealers, Inc. ("NASD"), a person associated with an NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation With Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD affiliation box: (i) not to sell, transfer or hypothecate the stock for a period of 150 days following the issuance, and
(ii) to report this subscription in writing to the applicable NASD member within one day of the payment therefor.
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ACKNOWLEDGEMENT
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By  signing  below,  I  acknowledge  receipt  of  the  Prospectus  dated
________________, 2000 and understand that I may not change or revoke my order once it is received by NeoSurg Technologies, Inc. I certify that this stock order is for my account only and there is no agreement or understanding regarding any further sale or transfer of these shares.

Under penalties of perjury, I further certify that: (1) the social security number or taxpayer identification number given above is correct; and (2) I am not subject to backup withholding. You must cross out this item, (2) above, if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
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SIGNATURE
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Sign  and  date  the  form.  This order is not valid if the Stock Order Form and
Certification Form are not both signed and properly completed. When purchasing as a custodian, include your full title. An additional signature is required only when payment is by withdrawal from an account that requires more than one signature to withdraw funds.
YOUR  ORDER  WILL BE FILLED IN ACCORDANCE WITH THE PROVISIONS OF THE PROSPECTUS.
THIS ORDER IS NOT VALID IF NOT SIGNED. If you need help completing this Form, you may call the Stock Sales Center at (___) __________.


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Signature                    Title  (if  applicable)               Date

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Signature                    Title  (if  applicable)               Date

Broker  Assisted  Orders-Refer  to  Prospectus.

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A.E.  Name                         R.  R.  Number               B/D Name


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B/D Mailing Address/City/State/Zip Code                         Telephone Number


FOR OFFICE USE ONLY
                                                              STOCK SALES CENTER
Date Rec'd ____/___/___  Order # _________     Batch # ____
/Check  #  ____________          Category _________________
Amount   $ ____________          Initials _________________  (____)  ____-______


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                               CERTIFICATION FORM
                               ------------------
  (This Certification Form Must Be Signed in Addition to the Stock Order Form)


SUBSCRIBERS WHO ARE RESIDENTS OF ALABAMA, ARIZONA, ARKANSAS, CALIFORNIA, INDIANA, KANSAS, KENTUCKY, MASSACHUSETTS, MICHIGAN, MISSOURI, NEVADA, OHIO, OKLAHOMA, OREGON, PENNSYLVANIA, TEXAS, VIRGINIA, WASHINGTON AND WEST VIRGINIA MUST MEET ONE OF THE FOLLOWING SUITABILITY REQUIREMENTS:
CHECK  ONE:
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      ______ I represent to NeoSurg Technologies, Inc. ("NeoSurg") and Investors
     Trading Corp. d/b/a Oxford Financial Group ("Oxford") that I have an annual gross income of at least $65,000 and a minimum net worth of $65,000, exclusive of home, home furnishings and automobiles; or

     ______ I represent to NeoSurg and Oxford that I have a minimum net worth of $150,000, exclusive of home, home furnishings and automobiles.

     Date:   ________________                     ______________________________
                                                  Subscriber

     Date:   ________________                     ______________________________
                                                  Subscriber

NEW JERSEY INDIVIDUAL SUBSCRIBERS MUST BE AN "ACCREDITED INVESTOR" AS DEFINED UNDER RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OF 1933.
CHECK  ONE:
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     ________ I  represent to NeoSurg  and Oxford that I my individual net worth or joint net worth with my spouse, at the time of my purchase exceeds $1,000,000; or

     ________ I represent to NeoSurg and Oxford that in each of 1998 and 1999 my individual income was in excess of $200,000, or my joint income with my spouse was in excess of $300,000, and I reasonably expect to reach the same income level in the current year.

     Date:   ________________                     ______________________________
                                                  Subscriber

     Date:   ________________                     ______________________________
                                                  Subscriber


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